UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2021, the Board of Directors of NextDecade Corporation (the “Company”) adopted an amendment (the “Amendment”) to Article II, Section 2.9 of the Company’s Amended and Restated Bylaws (the “Bylaws”).

The Amendment provides that the voting standard for any matter (other than the election of directors) submitted to the Company stockholders is the affirmative vote of the holders of a majority of the stock present in person or represented by proxy and entitled to vote on such matter unless a different or minimum vote is required by law, the Company's Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Bylaws, the rules and regulations of any stock exchange applicable to the Company, or any law or regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote on such matter.  Prior to the Amendment, any matter (other than the election of directors) submitted to the Company stockholders was decided by the vote of the holders of a majority of the stock present in person or represented by proxy and entitled to vote on such matter unless otherwise required by law, the Certificate of Incorporation, or the Bylaws.

In addition, the Amendment changes the voting standard for the election of directors in uncontested elections from a plurality standard to a majority voting standard. Pursuant to the majority voting standard, in uncontested elections, each director shall be elected by a majority of the votes cast with respect to such director, which means that the number of votes cast “for” a director’s election must exceed the number of votes cast “against” such director.  In contested elections, which are elections where the number of director nominees exceeds the number of directors to be elected, directors will continue to be elected by a plurality of the votes cast at the meeting.

The foregoing summary does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of the Amendment No. 1 to the Amended and Restated Bylaws of NextDecade Corporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment No. 1 to the Amended and Restated Bylaws of NextDecade Corporation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2021

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel